                                                                   Exhibit 10.7


                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                               AND LIMITED WAIVER

            This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is dated as of December 14, 2001 and is by and among LIBERTY GROUP OPERATING, INC., as Borrower, LIBERTY GROUP PUBLISHING, INC. ("Holdings"), the LENDERS (as defined in the Credit Agreement referred to below) party hereto, CITIBANK, N.A., as Issuing Bank, and CITICORP USA, INC., as Administrative Agent and as Swingline Lender.

                                    RECITALS

      1. The Borrower and Holdings have previously entered into that certain Amended and Restated Credit Agreement dated as of April 18, 2000 with the Lenders from time to time party thereto, CITICORP USA, INC., as Administrative Agent and Swingline Lender CITIBANK, N.A., as Issuing Bank, DB ALEX, BROWN LLC, as Syndication Agent, WELLS FARGO BANK, N.A., as Documentation Agent, the BANK OF AMERICA, N.A., as Co-Agent, as amended by the First Amendment to the Credit Agreement dated as of May 10, 2001 (as so amended, the "Credit Agreement").

      2. The Borrower has requested that the Lenders waive certain provisions set forth in Section 6.11 of the Credit Agreement with respect to a supplemental indenture (the "First Supplemental Indenture"), in substantially the form attached hereto, amending certain terms of the Discount Debenture Indenture (as defined in the Credit Agreement).

      3. The Lenders are willing to agree to such waiver on the terms and conditions set forth herein.

                                   AGREEMENT

                                       I.
                                  DEFINITIONS

      1.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                      II.
                                   AMENDMENTS

      2.1 Amendments to Credit Agreement. As of the Second Amendment Effective Date the Credit Agreement shall be amended as follows:

      2.1.1 Section 1.1 Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphanumeric order the following definitions:

            "Second Amendment' means the Second Amendment to Credit Agreement dated as of December 14, 2001 among the Borrower, Holdings, the Lenders, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc. as Administrative Agent and as Swingline Lender.

            'Second Amendment Effective Date' has the meaning set forth in the Second Amendment."

            2.1.2 Section 1.1. Section 1.1 is hereby further amended by adding the following parenthetical phrase at the end of the definition of the term "Discount Debentures:"

                  "(but not including any securities or indebtedness described in clause (g) of the definition of the term "Permitted Indetedness" as set forth in the Discount Debenture Indenture)"

            2.1.3 Section 6.8 Sections 6.8(a)(vi) and 6.8(b)(iii) are each amended by inserting the phrase "(but only to the extent actually paid by Holdings in cash" immediately following the words "the Borrower may fund such payment" appearing in each such section.

                                      III.
                                 LIMITED WAIVER

      Upon the Second Amendment Effective Date, the Required Lenders hereby waive compliance with the provisions of Section 6.11 requiring 30 days' prior written notice with respect to the First Supplemental Indenture so long as (a) the amendments provided for in Section 1.1 of the First Supplemental Indenture are operative within 30 days after the Second Amendment Effective Date, and (ii) there are no material changes thereto from the form of the First Supplemental Indenture attached hereto.

                                      IV.
                         REPRESENTATIONS AND WARRANTIES

      4.1 Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to each Agent, each Lender and the Issuing Bank as follows:

            4.1.1 Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Amendment (and the Credit Agreement as amended hereby and, excepted to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

            4.1.2 Such party has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment (and the Credit Agreement as amended hereby).

            4.1.3 The execution, delivery and performance of this Amendment and the performance of each of the Loan Documents as amended hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained ormade and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument governing Material Indebtedness of, or any other material agreement binding upon, any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, an (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

            4.1.4 This Amendment has been duly executed and delivered by such party an each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally any by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            4.1.5 After giving effect to this Amendment, no event has occurred and is continuing, or would result from the execution and delivery of this Amendment that would constitute a Default.

            4.1.6. Each of the representations and warranties contained in this Amendment and the Credit Agreement as amended hereby and is each of the other Loan Documents is true and correct in all material respects as if set forth in full herein and made on the date this Amendment becomes effective, except to the extent that any such representation and warranty refers to an earlier date, in which case it was true and correct as of such earlier date.

                                       V.
                          CONDITIONS TO EFFECTIVENESS

            The amendments effected by this Amendment shall become effective on the date (the "Second Amendment Effective Dat"), on which Holdings, the Borrower, the Administrative Agent, the Issuing Bank and the Required Lenders shall have executed and delivered this Amendment to the Adminstrative Agent and each other Guarantor shall have executed and delivered the Consent attached hereto to the Administrative Agent.

                                      VI.
                                 MISCELLANEOUS

      6.1 Effective of Amendment; No Waiver.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to


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

"the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

            (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents, as in effect immediately prior to the effectiveness of this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein (to the extent that the Lien thereon has not been released pursuant to the terms of the Loan Documents) do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or any Agent under any of the Loan Documents, or constitute a waiver or amendment of any provision of any of the Loan Documents.

      6.2 Expenses. Without limiting any provision of this Amendment or Section
9.3 of the Credit Agreement, each of the Borrower and Holdings jointly and severally agrees to pay promptly all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the reasonable and documented costs and expenses of the Administrative Agent's legal counsel in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the transactions contemplated hereby.

      6.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. The provisions of Sections 9.9(b)-(d) and 9. i 0 of the Credit Agreement shall apply hereto.

      6.4 Severability. The illegality or unenforceability of any provision of this Amendment, the Credit Agreement (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

      6.5 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment (or the Credit Agreement as amended hereby).

      6.6 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which, when so executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                         LIBERTY GROUP OPERATING, INC.,
                                         as Borrower

                                         By: /s/ Kenneth L. Seruta
                                             -----------------------------------
                                             Name: Kenneth L. Seruta
                                             Title: President & CEO


                                         LIBERTY GROUP PUBLISHING, INC.,
                                         as a Guarantor

                                         By: /s/ Kenneth L. Seruta
                                             -----------------------------------
                                             Name: Kenneth L. Seruta
                                             Title: President & CEO


                                         CITICORP USA, INC.,
                                         as Administrative Agent,
                                         Swingline Lender and as a Lender

                                         By: /s/ John P. Judge
                                             -----------------------------------
                                             Name: John P. Judge
                                             Title: Vice President


                                         CITIBANK, N.A., as Issuing Bank

                                         By: /s/ John P. Judge
                                             -----------------------------------
                                             Name: John P. Judge
                                             Title: Vice President

                                         DB ALEX, BROWN LLC, as Syndication
                                         Agent

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         BANKERS TRUST COMPANY, as a Lender

                                         By: /s/ Mary Jo Jolly
                                             -----------------------------------
                                             Name: Mary Jo Jolly
                                                  ------------------------------
                                             Title: Assistant Vice President
                                                   -----------------------------

                                         WELLS FARGO BANK, N.A., as
                                         Documentation Agent as a Lender

                                         By: /s/ Alex Y. Kim
                                             -----------------------------------
                                             Name: Alex Y. Kim
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                         BANK OF AMERICA, N.A.,
                                         as Co-Agent and as a Lender

                                         By: /s/ Marlene M. Tuma
                                             -----------------------------------
                                             Name: Marlene M. Tuma
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                         BLUE SQUARE FUNDING LTD. SERIES 3,
                                         as Lender

                                         By: /s/ Susan Anderson
                                             -----------------------------------
                                             Name: Susan Anderson
                                                  ------------------------------
                                             Title: Assistant Vice President
                                                   -----------------------------

                                         JPMORGAN CHASE BANK, as a Lender

                                         By: /s/ David M. Mallen
                                             -----------------------------------
                                             Name: David M. Mallen
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                         EATON VANCE INSTITUTIONAL SENIOR
                                         LOAN FUND, as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         EATON VANCE PRIME FUNDING INC.,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         EATON VANCE SENIOR VANCE SENIOR
                                         INCOME TRUST, as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         ELF FUNDING TRUST I, as a Lender
                                         By: Highland Capital Management, L.P.
                                         As Collateral Manager

                                         By: /s/ Todd Travels
                                             -----------------------------------
                                             Name: Todd Travels
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                   [ILLEGIBLE]

                                         EMERALD ORCHARD LIMITED, as a Lender

                                         By: /s/ Stacy L. Malik
                                             -----------------------------------
                                             Name: Stacy L. Malik
                                                  ------------------------------
                                             Title: as attorney in fact
                                                   -----------------------------

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Stephen H. Smith
                                             -----------------------------------
                                             Name: Stephen H. Smith
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                         GALAXY CLO 1999-1, LTD.,
                                         as a Lender

                                         By:  SAI INVESTMENT ADVISER, INC.,
                                              its Collateral Manager

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         KZH SOLEIL LLC, as a Lender

                                         By: /s/ Susan Lee
                                             -----------------------------------
                                             Name: Susan Lee
                                                  ------------------------------
                                             Title: Authorized Agent
                                                   -----------------------------


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

                                         KZH SOLEIL-2 LLC, as a Lender

                                         By: /s/ Susan Lee
                                             -----------------------------------
                                             Name: Susan Lee
                                                  ------------------------------
                                             Title: Authorized Agent
                                                   -----------------------------


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

                                         KZH STERLING LLC, as a Lender

                                         By: /s/ Susan Lee
                                             -----------------------------------
                                             Name: Susan Lee
                                                  ------------------------------
                                             Title: Authorized Agent
                                                   -----------------------------

                                         MAPLEWOOD (CAYMAN) LIMITED,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE CO., as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


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

                                         MASTER SENIOR FLOATING RATE TRUST,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


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

                                         MERRILL LYNCH PRIME RATE PORTFOLIO
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND, INC., as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         NATIONAL CITY BANK OF
                                         MICHIGAN/ILLINOIS, as a Lender

                                         By: /s/ John B. Weber
                                             -----------------------------------
                                             Name: John B. Weber
                                                  ------------------------------
                                             Title: Senior Vice President
                                                   -----------------------------

                                         OXFORD STRATEGIC INCOME FUND,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         THE PROVIDENT BANK,
                                         as a Lender

                                         By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Name: [ILLEGIBLE]
                                                  ------------------------------
                                             Title: [ILLEGIBLE]
                                                   -----------------------------

                                         SUNTRUST BANK,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         VAN KAMPEN
                                         SENIOR INCOME TRUST

                                         By: Van Kampen Investment
                                             Advisory Corp.

                                         By: /s/ Darvin D. Pierce
                                             -----------------------------------
                                             Name: Darvin D. Pierce
                                                  ------------------------------
                                             Title: Executive Director
                                                   -----------------------------

                                         VAN KAMPEN
                                         SENIOR FLOATING RATE FUND

                                         By: Van Kampen Investment
                                             Advisory Corp.

                                         By: /s/ Darvin D. Pierce
                                             -----------------------------------
                                             Name: Darvin D. Pierce
                                                  ------------------------------
                                             Title: Executive Director
                                                   -----------------------------

                                         VAN KAMPEN
                                         PRIME RATE INCOME FUND

                                         By: Van Kampen Investment
                                             Advisory Corp.

                                         By: /s/ Darvin D. Pierce
                                             -----------------------------------
                                             Name: Darvin D. Pierce
                                                  ------------------------------
                                             Title: Executive Director
                                                   -----------------------------

                                         CENTURION CDO II, LTD.,
                                         as a Lender

                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                         Centurion CDO II. Ltd
                                         American Express Asset Management
                                         Group Inc., as Collateral Manager

                                         By: /s/ Michael M. Leyland
                                             -----------------------------------
                                             Name: Michael M. Leyland
                                                  ------------------------------
                                             Title: Managing Director
                                                   -----------------------------

                                         Sequils-Centurion V, Ltd
                                         American Express Asset Management
                                         Group Inc., as Collateral Manager

                                         By: /s/ Michael M. Leyland
                                             -----------------------------------
                                             Name: Michael M. Leyland
                                                  ------------------------------
                                             Title: Managing Director
                                                   -----------------------------

                                         KZH CYPRESSTREE-1 LLC, as a Lender

                                         By: /s/ Susan Lee
                                             -----------------------------------
                                             Name: Susan Lee
                                                  ------------------------------
                                             Title: Authorized Agent
                                                   -----------------------------


                                      S-32